LUTHERAN BROTHERHOOD VARIABLE
INSURANCE PRODUCTS COMPANY
and
LBVIP VARIABLE INSURANCE ACCOUNT

Flexible Premium Variable Life Insurance Contract

Supplement to Prospectus dated May 1, 2001

        Lutheran Brotherhood, the indirect parent company of Lutheran Brotherhood Variable Insurance Products Company (“LBVIP”), has entered into an agreement with Aid Association for Lutherans (“AAL”) under which Lutheran Brotherhood will merge with and into AAL. Like Lutheran Brotherhood, AAL is a fraternal benefit society. The merger is subject to approval from government agencies and is expected to close on or before December 31, 2001.

        It is anticipated that as a result of the merger LBVIP will be an indirect subsidiary of the merged organization, the LBVIP Variable Insurance Account will continue as a separate account of LBVIP and the contracts offered by this Prospectus will continue as contracts of LBVIP.

The date of this Supplement is October 23, 2001.

Please include this supplement with your prospectus.